EXHIBIT 10.27


                     ASSIGNMENT AND ASSUMPTION OF AGREEMENT

         ASSIGNMENT AND ASSUMPTION made and entered into as of February 10, 1994, by and between John Y. Brown, Jr. ("Assignor"); and Roadhouse Grill, Inc. a Florida corporation ("Assignee").

                                   WITNESSETH

         WHEREAS, Assignor has entered into an employment agreement with J. David Toole, III to be President and Chief Executive Officer of Assignee dated July 12, 1992, as amended on June 10, 1993 ("Agreement"); and

         WHEREAS, Assignor has agreed to assign, convey and transfer to Assignee all of its right, title and interest in the Agreement, or arising thereunder, and Assignee has agreed to accept such assignment and to assume and become obligated to pay, perform and observe all obligations undertaken to be paid, performed or observed in the Agreement.

         NOW, THEREFORE, in consideration of the premises, the mutual undertakings of the parties hereinbelow set forth and other good and valuable considerations each unto the other in hand paid, the receipt and sufficiency of all of which is hereby acknowledged, the parties agree as follows:

I. ASSIGNMENT. Assignor hereby assigns and transfers to the Assignee, and the Assignor hereby sells, assigns and transfers to Assignee, all right, title and interest in and to the Agreement, and all rights thereunder, subject to the provisions of the Agreement.

         1. ACCEPTANCE AND ASSUMPTION. The Assignee hereby accepts and assumes all obligations undertaken by Assignor to be paid, performed or observed by Assignor under the Agreement, and Assignee similarly accepts and assumes all obligations of the Assignor undertaken herein or under the Agreement to be paid, performed or observed by such persons.

         2. CONTINUING RESPONSIBILITY. The Assignor hereby agrees, notwithstanding the assignments and agreements set forth herein and notwithstanding any subsequent assignment or sublease, or any indulgence granted by the franchiser to the Assignee or to any subsequent assignee, that the Assignor shall remain fully obligated under the Agreement.


         IN WITNESS WHEREOF, the parties have executed this Assignment and Assumption Agreement as of the day and year first written above.


                             ASSIGNOR:

                             /s/ JOHN Y. BROWN, JR.
                             ----------------------------------
                             JOHN Y. BROWN, JR.

                             ASSIGNEE:

                             ROADHOUSE GRILL, INC., a Florida
                             corporation




                             BY: /s/ JOHN Y. BROWN, JR.
                                 -----------------------------
                             Title: ILLEGIBLE
                                 -----------------------------

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